Exhibit 99.4

Email Notice to CompoSecure Employees

FROM:	Jon Wilk
TO:	All employees
DATE:	April 19, 2021
RE:	Exciting News about the Future of CompoSecure

We are pleased to share some exciting news with you about an important milestone for CompoSecure.

What’s new?

Today, we announced plans to become a publicly traded company through a proposed merger with Roman DBDR Tech Acquisition Corp., with the support of major institutional investors including BlackRock and Highbridge. Roman DBDR is what’s known as a SPAC (Special Purpose Acquisition Company). It went public in November 2020 with the intent to identify and merge with a company in the technology, media and telecom (“TMT”) industries. While today’s announcement is an important step, it does not yet make CompoSecure a public company, nor does it guarantee that the proposed transaction will close – though we expect to begin trading on the NASDAQ in Q3 2021. The full press release announcing the transaction can be seen here [link to press release].

What does ‘going public’ mean for CompoSecure?

Going public is the next major step in the evolution of CompoSecure. As a public company, we will continue our tradition of helping our clients offer their customers highly differentiated payment products and solutions, while accelerating our growth by investing in opportunities to scale the business and to capture more of our addressable market.

I want to take this opportunity to thank the entire CompoSecure team for your contributions. Without your hard work, dedication, focus on quality, safety and on-time delivery, our success would not be possible.

What does ‘going public’ mean for you?

First and foremost, it means business as usual. While our company’s capital structure is changing, most employees will see no change in how they do their jobs and serve our customers. Being a public company will enable greater opportunities for all employees, fuel product innovation, and help accelerate our growth. While this is an exciting time, it is important that we all remain focused on what has made CompoSecure stand out and what will continue to fuel our success: delivering extraordinary results for our clients, driving innovation in payments and security, and continuing to focus on quality, safety, and on-time delivery.

What’s next?

Now that this news has been announced, we anticipate a heightened level of interest from people seeking information that could be used to form an opinion about our current or future performance. Today's announcement will likely also lead to increased media and investor interest in our company. It is important that we speak in one voice, so please refrain from commenting to the media and refer all media and investor inquiries to me, Tim Fitzsimmons or Lewis Rubovitz. I would like to remind all employees, it is against company policy for employees to speak to the media on behalf of the company, unless specifically authorized, in addition to not share or post on social media any confidential information about CompoSecure or our customers, including production data, card programs in our facilities or similar information.

In closing, I want to express my gratitude to each of you. This extraordinary milestone is the result of a team effort and would not have been possible without your hard work and dedication.

Thank you,

Jon Wilk

Forward-Looking Statements

This communication contains certain “forward-looking statements” including statements regarding the anticipated timing and benefits of the merger (the “Transaction”) between Roman DBDR Tech Acquisition Corp. (“Roman DBDR”) and CompoSecure Holdings, L.L.C. (“CompoSecure”). The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking. The forward-looking statements contained herein are based on CompoSecure’s current expectations and beliefs concerning future developments and their potential effects, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of CompoSecure) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Transaction; the inability to recognize the anticipated benefits of the proposed Transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; and costs related to the proposed Transaction. Except as required by law, Roman DBDR and CompoSecure do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed Transaction, Roman DBDR intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement. The definitive proxy statement and other relevant documents will be mailed to stockholders of Roman DBDR as of a record date to be established for voting on the proposed Transaction. Stockholders of Roman DBDR and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, and the definitive proxy statement because these documents will contain important information about Roman DBDR, CompoSecure and the proposed Transaction. Stockholders will also be able to obtain copies of the proxy statement (when available), without charge, by directing a request to: Roman DBDR Tech Acquisition Corp., 2877 Paradise Rd., # 702, Las Vegas, Nevada 89109. These documents, once available, and Roman DBDR’s annual and other reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Roman DBDR, CompoSecure and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Roman DBDR’s stockholders in connection with the proposed Transaction. Information regarding the names and interests in the proposed Transaction of Roman DBDR’s directors and officers is contained Roman DBDR’s filings with the SEC. Additional information regarding the interests of such potential participants in the solicitation process will also be included in the proxy statement and other relevant documents when they are filed with the SEC.

Form of Email Notice to CompoSecure Customers and Reseller

FROM:	[Name of CompoSecure Representative]
TO:	[Name of Customer/Reseller Representative]
DATE:	[ ], 2021
RE:	Exciting News about the Future of CompoSecure

Dear [Name of Customer/Reseller Representative],

I’m excited to share that CompoSecure today announced plans to become a publicly traded company. The full press release announcing the transaction can be seen here [link to press release]. Going public is an important milestone for our company, and will help accelerate our growth and allow us to introduce new, innovative products and services designed to serve you and your customers going forward. It’s important to note that this action will have no impact on our day-to-day operations or our commitment to continue to provide you with the highest level of service. You will continue to engage with the same world-class team here at CompoSecure.

If you have any questions, please don’t hesitate to reach out.

Best regards,

[Name of CompoSecure Representative]

Forward-Looking Statements

This communication contains certain “forward-looking statements” including statements regarding the anticipated timing and benefits of the merger (the “Transaction”) between Roman DBDR Tech Acquisition Corp. (“Roman DBDR”) and CompoSecure Holdings, L.L.C. (“CompoSecure”). The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking. The forward-looking statements contained herein are based on CompoSecure’s current expectations and beliefs concerning future developments and their potential effects, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of CompoSecure) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Transaction; the inability to recognize the anticipated benefits of the proposed Transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; and costs related to the proposed Transaction. Except as required by law, Roman DBDR and CompoSecure do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed Transaction, Roman DBDR intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement. The definitive proxy statement and other relevant documents will be mailed to stockholders of Roman DBDR as of a record date to be established for voting on the proposed Transaction. Stockholders of Roman DBDR and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, and the definitive proxy statement because these documents will contain important information about Roman DBDR, CompoSecure and the proposed Transaction. Stockholders will also be able to obtain copies of the proxy statement (when available), without charge, by directing a request to: Roman DBDR Tech Acquisition Corp., 2877 Paradise Rd., # 702, Las Vegas, Nevada 89109. These documents, once available, and Roman DBDR’s annual and other reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Roman DBDR, CompoSecure and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Roman DBDR’s stockholders in connection with the proposed Transaction. Information regarding the names and interests in the proposed Transaction of Roman DBDR’s directors and officers is contained Roman DBDR’s filings with the SEC. Additional information regarding the interests of such potential participants in the solicitation process will also be included in the proxy statement and other relevant documents when they are filed with the SEC.

Form of E-Mail Notice to CompoSecure Vendors

FROM:	[Name of CompoSecure Representative]
TO:	[Name of Vendor Representative]
DATE:	[ ], 2021
RE:	Exciting News about the Future of CompoSecure

Dear [Name of Vendor Representative],

I’m excited to share that CompoSecure today announced plans to become a publicly traded company. The full press release announcing the transaction can be seen here [link to press release]. Going public is an important milestone for our company, and will help accelerate our growth and allow us to introduce new, innovative products and services which will require continued support from important vendors like you. It’s important to note that this action will have no impact on our day-to-day operations or our commitment to continuing this partnership. You will continue to engage with the same world-class team here at CompoSecure.

If you have any questions, please don’t hesitate to reach out.

Best regards,

[Name of CompoSecure Representative]

Forward-Looking Statements

This communication contains certain “forward-looking statements” including statements regarding the anticipated timing and benefits of the merger (the “Transaction”) between Roman DBDR Tech Acquisition Corp. (“Roman DBDR”) and CompoSecure Holdings, L.L.C. (“CompoSecure”). The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking. The forward-looking statements contained herein are based on CompoSecure’s current expectations and beliefs concerning future developments and their potential effects, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of CompoSecure) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Transaction; the inability to recognize the anticipated benefits of the proposed Transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; and costs related to the proposed Transaction. Except as required by law, Roman DBDR and CompoSecure do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed Transaction, Roman DBDR intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement. The definitive proxy statement and other relevant documents will be mailed to stockholders of Roman DBDR as of a record date to be established for voting on the proposed Transaction. Stockholders of Roman DBDR and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, and the definitive proxy statement because these documents will contain important information about Roman DBDR, CompoSecure and the proposed Transaction. Stockholders will also be able to obtain copies of the proxy statement (when available), without charge, by directing a request to: Roman DBDR Tech Acquisition Corp., 2877 Paradise Rd., # 702, Las Vegas, Nevada 89109. These documents, once available, and Roman DBDR’s annual and other reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Roman DBDR, CompoSecure and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Roman DBDR’s stockholders in connection with the proposed Transaction. Information regarding the names and interests in the proposed Transaction of Roman DBDR’s directors and officers is contained Roman DBDR’s filings with the SEC. Additional information regarding the interests of such potential participants in the solicitation process will also be included in the proxy statement and other relevant documents when they are filed with the SEC.

Email Notice to Existing CompoSecure Members

FROM:	Jon Wilk
TO:	Members of CompoSecure
DATE:	April 19, 2021
SUB:	Exciting News about the Future of CompoSecure

Dear CompoSecure Members,

As you may have seen, I’m excited to share that CompoSecure today announced plans to become a publicly traded company through a proposed merger with Roman DBDR Tech Acquisition Corp., with the support of major institutional investors including BlackRock and Highbridge.

Roman DBDR is what’s known as a SPAC (Special Purpose Acquisition Company). It went public in November 2020 under the ticker DBDR with the intent to identify and merge with a company in the technology, media and telecom (“TMT”) industries.

While today’s announcement is an important step, it does not yet make CompoSecure a public company, nor does it guarantee that the proposed transaction will close. Assuming the transaction closes, we expect to begin trading on the NASDAQ in Q3 2021. The full press release announcing the transaction can be seen here [link to press release].

This is a very exciting time in CompoSecure’s history, and I would like to thank each of you for your commitment and support over the years to help us get to this pivotal moment.

This transaction not only gives the Company access to capital to execute its growth plan but also provides liquidity to our existing equity owners and a path to future liquidity, though we hope that you will continue to remain an investor in the company long after we go public.

Thank you for your continued support!

If you have any questions, please don’t hesitate to reach out.

Sincerely,

Jon Wilk

Forward-Looking Statements

This communication contains certain “forward-looking statements” including statements regarding the anticipated timing and benefits of the merger (the “Transaction”) between Roman DBDR Tech Acquisition Corp. (“Roman DBDR”) and CompoSecure Holdings, L.L.C. (“CompoSecure”). The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking. The forward-looking statements contained herein are based on CompoSecure’s current expectations and beliefs concerning future developments and their potential effects, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of CompoSecure) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Transaction; the inability to recognize the anticipated benefits of the proposed Transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; and costs related to the proposed Transaction. Except as required by law, Roman DBDR and CompoSecure do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed Transaction, Roman DBDR intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement. The definitive proxy statement and other relevant documents will be mailed to stockholders of Roman DBDR as of a record date to be established for voting on the proposed Transaction. Stockholders of Roman DBDR and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, and the definitive proxy statement because these documents will contain important information about Roman DBDR, CompoSecure and the proposed Transaction. Stockholders will also be able to obtain copies of the proxy statement (when available), without charge, by directing a request to: Roman DBDR Tech Acquisition Corp., 2877 Paradise Rd., # 702, Las Vegas, Nevada 89109. These documents, once available, and Roman DBDR’s annual and other reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Roman DBDR, CompoSecure and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Roman DBDR’s stockholders in connection with the proposed Transaction. Information regarding the names and interests in the proposed Transaction of Roman DBDR’s directors and officers is contained Roman DBDR’s filings with the SEC. Additional information regarding the interests of such potential participants in the solicitation process will also be included in the proxy statement and other relevant documents when they are filed with the SEC.